COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES
COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
Operating Leases
Future annual payments, net of sub-lease receipts, under the Company's operating leases for various premises, services and equipment are approximately as follows:

year ended December 31 (millions of Canadian dollars)	Minimum Lease Payments	Amounts Recoverable under Sub-leases	Net Payments
2014	98	8	90
2015	97	7	90
2016	92	5	87
2017	86	5	81
2018	82	3	79
2019 and thereafter	325	—	325
	780	28	752

The operating lease agreements for premises, services and equipment expire at various dates through 2052, with an option to renew certain lease agreements for periods of one year to 10 years. Net rental expense on operating leases in 2013 was $98 million (2012 – $84 million; 2011 – $79 million).
TransCanada's commitments under the Alberta PPAs are considered to be operating leases and a portion of these PPAs have been subleased to third parties under similar terms and conditions. Future payments under these PPAs have been excluded from operating leases in the above table, as these payments are dependent upon plant availability and other factors. TransCanada's share of payments under the PPAs in 2013 was $242 million (2012 – $238 million; 2011 – $309 million). The generating capacities and expiry dates of the PPAs are as follows:

	MW	Expiry Date
Sundance A	560	December 31, 2017
Sheerness	756	December 31, 2020

TransCanada and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business.
Other Commitments
Capital expenditure commitments include signed contracts related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts.

At December 31, 2013, TransCanada was committed to Natural Gas Pipelines capital expenditures totaling approximately $1.3 billion (2012 – $1.3 billion), primarily related to construction costs related to the NGTL System and other natural gas pipeline projects.
At December 31, 2013, the Company was committed to Oil Pipelines capital expenditures totaling approximately $2.5 billion (2012 – $1.7 billion), primarily related to construction costs of Keystone XL and Grand Rapids.
At December 31, 2013, the Company was committed to Energy capital expenditures totaling approximately $0.1 billion (2012 – $0.1 billion), primarily related to capital costs of the Napanee Generating Station.
At December 31, 2013, the Company was committed to purchase the remaining five solar facilities from Canadian Solar Solutions Inc. for approximately $280 million.
Contingencies
TransCanada is subject to laws and regulations governing environmental quality and pollution control. At December 31, 2013, the Company had accrued approximately $32 million (2012 - $37 million; 2011 – $49 million) related to operating facilities, which represents the present value of the estimated future amount it expects to expend to remediate the sites. However, additional liabilities may be incurred as assessments occur and remediation efforts continue.
TransCanada and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. While the final outcome of such legal proceedings and actions cannot be predicted with certainty, it is the opinion of management that the resolution of such proceedings and actions will not have a material impact on the Company's consolidated financial position or results of operations.
Guarantees
TransCanada and its joint venture partners on Bruce Power, Cameco Corporation and BPC Generation Infrastructure Trust (BPC), have severally guaranteed one-third of certain contingent financial obligations of Bruce B related to power sales agreements, a lease agreement and contractor services. In addition, TransCanada and BPC have each severally guaranteed one-half of certain contingent financial obligations of Bruce A related to a sublease agreement and certain other financial obligations. The Company’s exposure under certain of these guarantees is unlimited.
In addition to the guarantees for Bruce Power, the Company and its partners in certain other jointly owned entities have either (i) jointly and severally, (ii) jointly or (iii) severally guaranteed the financial performance of these entities related primarily to redelivery of natural gas, PPA payments and the payment of liabilities. For certain of these entities, any payments made by TransCanada under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been included in Other Long-Term Liabilities. Information regarding the Company’s guarantees is as follows:

		2013		2012
year ended December 31 (millions of Canadian dollars)	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
Bruce Power	Ranging to 2019[2]	629	8	897	10
Other jointly owned entities	Ranging to 2040	51	10	89	7
		680	18	986	17

1	TransCanada's share of the potential estimated current or contingent exposure.

2	Except for one guarantee with no termination date